Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Humphreys, the Chief Financial Officer of Babylon Holdings Limited (the “Company”), hereby certify, that, to my knowledge:
1.The Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2023	/s/ David Humphreys
Name: David Humphreys Title: Chief Financial Officer

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